UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 3, 2006

                        SERVICE CORPORATION INTERNATIONAL
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             (Exact name of registrant as specified in its charter)


          Texas                           1-6402-1               74-1488375
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 (State or other jurisdiction of        (Commission            (IRS Employer
              incorporation)            File Number)         Identification No.)

1929 Allen Parkway, Houston, TX                              77019
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(Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including area code: (713) 522-5141

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)






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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Item 8.01 is hereby incorporated herein by reference.


ITEM 8.01         OTHER EVENTS.

         On April 3, 2006, Service Corporation International ("SCI") and Alderwoods Group, Inc. ("Alderwoods") issued a joint press release announcing that they had entered into a definitive agreement, whereby SCI will acquire Alderwoods. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

         99.1     Joint Press Release, dated April 3, 2006.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SERVICE CORPORATION INTERNATIONAL

Date:  April 3, 2006                        By:  /s/ Eric D. Tanzberger
                                                 -------------------------------
                                            Name:  Eric D. Tanzberger
                                            Title: Senior Vice President and
                                                   Corporate Controller



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                                  EXHIBIT INDEX


EX.               DESCRIPTION
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99.1              Joint Press Release, dated April 3, 2006.